ALLIANCE ALL-MARKET ADVANTAGE FUND

ANNUAL REPORT
SEPTEMBER 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

October 28, 1997

Dear Shareholder:

We are pleased to provide the annual report to shareholders for Alliance All-Market Advantage Fund, a closed-end fund trading under the New York Stock Exchange symbol "AMO." Your Fund's investment objective is to seek long-term growth of capital through all market conditions. AMO invests a majority of its assets in a core portfolio of equity securities of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

INVESTMENT RESULTS
During the 12 month period ended September 30, 1997, pursuant to its quarterly distribution policy, AMO paid four distributions totaling $2.29 per share. The Fund's net asset value (NAV) ended the period at $33.72 per share, up from $22.19 per share on September 30, 1996, due to strong Fund performance. The table below shows how the Fund performed during the six and 12 month periods ending September 30, 1997. For comparison, we have shown returns for the overall U.S. stock market, represented by the unmanaged S&P 500 Stock Index and the Russell 1000 Growth Stock Index. As you can see, your Fund substantially outperformed both benchmarks, posting a 43.69% return at NAV for the six month period and a 65.66% return at NAV for the 12 month period ending September 30, 1997.

INVESTMENT RESULTS*
Period Ended September 30, 1997
                                             TOTAL RETURN
                                       6 MONTHS      12 MONTHS
                                      ----------    -----------
ALLIANCE ALL-MARKET ADVANTAGE FUND      43.69%         65.66%
S&P 500 STOCK INDEX                     26.24%         40.43%
RUSSELL 1000 GROWTH STOCK INDEX         27.85%         36.30%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF SEPTEMBER 30, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.


THE YEAR IN REVIEW
Fiscal year 1997 was a strong year; we benefited from being leveraged to the market and also from our strong stock picks. Outperformance was largely due to overweightings in technology and financial stocks and good stock selection within those sectors. We remain quite bullish on technology as a sector due to the increased global demand for technology products and productivity enhancing tools ranging from software/microprocessors to wireless/data communication. Compaq Computer Corp., one of our 10 largest holdings, rose 190% during the fiscal year as the company continues to gain market share while streamlining its production and distribution. Dell Computer Corp. posted a 390% gain during the year as its units grew at three times the rate of the overall PC market while its product mix improved. Intel Corp., our largest holding, rebounded from a disappointing June quarter to post a 90% gain for the year as the market recognized that this dominant company's P/E is only trading at a market multiple.


1



                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

In the financial sector, while our holdings in the regional and money center banks performed well, the buoyant equity and bond markets gave the brokerage stocks a strong lift. The common stocks of Morgan Stanley, Dean Witter, Discover & Co. and Merrill Lynch & Co., Inc. were up 100% and 125%, respectively, for the year. MBNA Corp., up 70% for the year, benefited from taking market share in the fast growing credit card industry. In addition, our airline stocks rebounded from a disappointing June quarter as domestic traffic was steady and strong and industry capacity additions have remained moderate. Our UAL Corp. holding was up 80% during the year.

The common stock of Philip Morris Cos., Inc., our second largest holding through options, was up 34% for the year. The company remains attractively valued, and we continue to believe that, while near term political considerations have pushed out the time frame for a national tobacco settlement, we believe a settlement should occur that will be beneficial to equity valuations in the industry and, in particular, Philip Morris.

We continue to use the S&P 500 and NASDAQ 100 indices for the vast majority of our short positions. With the volatility presently in the market, by writing/selling calls on the market, we are able to receive large premiums that are priced on these options.

MARKET ENVIRONMENT AND OUTLOOK
Even though the market has experienced some volatility recently, our overall investment perspective remains the same. As we have frequently stated, our long-term philosophy is that successful investing stems from the successful marriage of fundamentals--both macro and company specific--and current price. With the S&P 500 Stock Index up about 120% since January of 1995, the sustained advance has outpaced solid corporate earnings growth and elevated the 1998 P/E multiple on the S&P 500 to about 19 times, at the high end of the normal historic range of roughly 14 to 19 times earnings. Therefore, the key issue is whether the fundamentals are so strong and sustainable that a higher P/E multiple can be validated. Our view is that while the most dangerous words in investing are "this time it really is different," maybe this time it is.

For some time now we have witnessed a confluence of events on a worldwide basis that not only benefits all financial assets, but U.S. multi-national companies in particular. These many positive factors have now come to be characterized as the "new paradigm" by many market pundits. At the macro level, the "new paradigm" sees the world moving to embrace the democratic capitalist model in the post Cold War period; a global marketplace for capital flows that is moving toward more free trade; centrist fiscal and monetary policies with the world's politicians focused on sustaining moderate growth and keeping inflation in check; and favorable demographic trends that have increased savings rates and investor confidence in equities. It is notable that even with the market corrections in March, August and October of this year, the investment flows into equity mutual funds have remained positive.

At the micro level, the "new paradigm" definitely benefits U.S. companies relative to their foreign competitors. Most U.S. companies have already downsized to become more efficient. Due in large measure to our worldwide leadership in technology, U.S. corporate managements have re-emerged as the envy of the developed world. Today, looking at business sectors on a global basis, it is clear that U.S. domiciled companies are the leading players in most industries. And that picture is unlikely to change in the near-term as both Japan and Western Europe have high embedded social costs and more rigid economic and political systems than the United States.

Rapid innovations in information technology and supply chain management have shortened production times and reduced inventory swings. If these changes can dampen the business cycle, they could justify the extension of the time horizon necessary to discount future earnings. This would validate a higher expected rate of return for equities and, hence, higher P/E valuations.

Yet while we are somewhat persuaded by the arguments for the "new paradigm," we believe that it is important to focus on absolute as well as relative returns. At this stage in the market, with the strong performance that the Fund has had, prudence dictates some caution. At this level of the market, the probability of a severe correction has definitely increased. While the Fund is net long, we have engaged in actions to position the portfolio less aggressively within the bounds of our net long position. First, we are keeping our P/E multiple moderate relative to the market (roughly 19 times on 1998 earnings per share). We are balancing our continued mid-20% exposure to


2



                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

technology stocks with an almost equal weighting in lower P/E multiple financial stocks that have mid-teens growth rates and should perform quite well if the economy were to slow. We have also diversified the portfolio more than in the past, both by adding more names, and by reducing our largest positions.

INCREASE IN QUARTERLY DISTRIBUTION
On May 5, 1997, the Fund's Board of Directors, at the recommendation of the Fund's Advisor, Alliance Capital Management L.P., announced an increase in the Fund's minimum quarterly "managed" distribution from 2% to 2.5% of total net assets. John D. Carifa, President of Alliance and Chairman of the Board of the Fund, commented in that day's press release that "Alliance and the Board of Directors have been concerned that the Fund has been trading at a relatively large market discount. Certain respected analysts have suggested that managed distribution policies such as the Fund's have proven more likely to improve a fund's trading characteristics if the annualized distribution rate is at least 10%. We believe that these analysts may well be correct. At our recommendation, the Board of Directors increased the Fund's annualized distribution rate to the 10% level with a view to reducing the Fund's market discount." Thereafter, the Fund's discount to its NAV decreased from 20.3% on May 5, 1997 to 7.5% on September 30, 1997.

Under the Fund's revised managed distribution policy, the Fund will distribute to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of total net assets will be distributed to shareholders. If the distribution exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in six months.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Vice President


3



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1997                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                         U.S. $ VALUE     NET ASSETS
---------------------------------------------------------------------------
Intel Corp. warrants, expiring 3/14/98 (a)       $ 6,296,743         7.5%
Compaq Computer Corp.                              4,391,562         5.2
MBNA Corp. (a)                                     4,233,613         5.0
Merrill Lynch & Co., Inc. (a)                      4,162,500         4.9
Dell Computer Corp.                                3,758,750         4.5
Cisco Systems, Inc.                                3,660,431         4.3
Microsoft Corp.                                    3,545,975         4.2
UAL Corp. (a)                                      3,287,637         3.9
Philip Morris Cos., Inc. (a)                       3,106,625         3.7
Tyco International, Ltd. (a)                       3,053,813         3.6
                                                 $39,497,649        46.8%


(a)  Adjusted for market value of call options purchased.


4



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                 SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-55.6%
TECHNOLOGY-29.7%
COMMUNICATION EQUIPMENT-1.9%
Nokia Corp. ADR(a)                               17,000      $ 1,594,813

COMPUTER HARDWARE-9.7%
Compaq Computer Corp.(b)                         58,750        4,391,562
Dell Computer Corp.(b)                           38,800        3,758,750
                                                             ------------
                                                               8,150,312

COMPUTER SERVICES-0.5%
First Data Corp.                                 12,100          454,506

COMPUTER SOFTWARE-4.2%
Microsoft Corp.(b)(c)                            26,800        3,545,975

NETWORKING SOFTWARE-4.3%
Cisco Systems, Inc.(b)                           50,100        3,660,431

SEMICONDUCTOR CAPITAL EQUIPMENT-4.7%
Applied Materials, Inc.(b)                       29,800        2,838,450
Novellus Systems, Inc.(b)                         1,000          126,000
Teradyne, Inc.(b)                                18,000          968,625
                                                             ------------
                                                               3,933,075

SEMICONDUCTOR COMPONENTS-4.4%
Intel Corp. Warrants, expiring
  3/14/98(b)(c)                                  36,500        2,630,281
Texas Instruments, Inc.                           4,300          581,038
Xilinx, Inc.(b)                                  10,000          506,250
                                                             ------------
                                                               3,717,569
                                                             ------------
                                                              25,056,681

FINANCE-13.8%
BANKING - REGIONAL-2.4%
First Union Corp.                                20,000        1,001,250
Norwest Corp.                                    17,000        1,041,250
                                                             ------------
                                                               2,042,500

BROKERAGE & MONEY MANAGEMENT-3.5%
Merrill Lynch & Co., Inc.                        40,000        2,967,500

INSURANCE-1.1%
Travelers Group, Inc.
  Warrants, expiring
  7/31/98(b)                                     10,000          980,000

MORTGAGE BANKING-2.0%
Fannie Mae Corp.                                 27,000        1,269,000
Washington Mutual, Inc.                           6,000          418,500
                                                             ------------
                                                               1,687,500

MISCELLANEOUS-4.8%
Household International, Inc.                    11,200        1,267,700
MBNA Corp.                                       68,100        2,758,050
                                                             ------------
                                                               4,025,750

                                                             ------------
                                                              11,703,250

CONSUMER SERVICES-5.2%
AIRLINES-4.1%
Northwest Airlines, Inc. Cl. A(b)                21,900          910,219
UAL Corp.(b)(c)                                  30,300        2,564,137
                                                             ------------
                                                               3,474,356

RETAIL - GENERAL MERCHANDISE-1.1%
Kohl's Corp.(b)                                  13,200          937,200
                                                             ------------
                                                               4,411,556

MULTI-INDUSTRY-2.6%
CAPITAL GOODS-2.6%
Tyco International, Ltd.                         27,000        2,215,688

HEALTHCARE-2.1%
MEDICAL PRODUCTS-1.0%
Medtronic, Inc.                                  18,000          846,000

MEDICAL SERVICES-1.1%
Oxford Health Plans, Inc.(b)                     12,000          898,500
                                                             ------------
                                                               1,744,500


5



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                              SHARES OR
                                              CONTRACTS          VALUE
-------------------------------------------------------------------------
UTILITY-1.0%
TELEPHONE UTILITY-1.0%
WorldCom, Inc.(b)                                24,000      $   849,000

ENERGY-0.9%
OIL SERVICE-0.9%
Baker Hughes, Inc.                                8,000          350,000
Halliburton Co.                                   8,000          416,000
                                                             ------------
                                                                 766,000

CONSUMER MANUFACTURING-0.3%
MISCELLANEOUS-0.3%
Samsonite Corp.(b)                                5,000          219,375
Total Common Stocks
  (cost $26,492,229)                                          46,966,050

CALL OPTIONS PURCHASED-45.3%(B)
Airtouch Communications, Inc.
  expiring Jan '98 @ $20                            400          632,500
  expiring Jan '99 @ $20                            200          343,750
AlliedSignal, Inc.
  expiring Jan '98 @ $17.5                          190          482,125
Campbell Soup Co.
  expiring Jan '98 @ $22.50                         150          399,375
  expiring Jan '99 @ $27.50                          75          170,625
Chase Manhattan Corp.
  expiring Jan '98 @ $40                            140        1,158,500
  expiring Jan '99 @ $60                             80          482,000
Citicorp
  expiring Jan '98 @ $50                             70          590,625
  expiring Jan '99 @ $60                             65          497,250
Coca-Cola Co.
  expiring Jan '98 @ $30                            185          583,906
  expiring Jan '99 @ $40                            100          236,250
Colgate-Palmolive Co.
  expiring Nov '97 @ $50                             80          162,000
  expiring Feb '98 @ $60                            100          116,250
Ericsson (L.M.) Telephone Co.
  expiring Jan '99 @ $25                            225          558,281
Fannie Mae
  expiring Jan '98 @ $20                            300          817,500
  expiring Jan '99 @ $25                             90          208,125
First Data Corp.
  expiring Feb '98 @ $30                            300          268,125
General Electric Co.
  expiring Jan '98 @ $25                            200          867,500
  expiring Jan '99 @ $30                            100          393,750
Gillette Co.
  expiring Jan '99 @ $55                            260          913,250
  expiring Jan '99 @ $60                             50          155,000
Home Depot, Inc.
  expiring Jan '98 @ $23.375                        100          436,875
  expiring Jan '98 @ $26.625                        150          593,438
  expiring Jan '99 @ $30                            240          882,000
Household International, Inc.
  expiring Jan '99 @ $70                             45          214,313
Intel Corp.
  expiring Jan '98 @ $20                             60          436,500
  expiring Jan '99 @ $25                            466        3,229,962
Johnson & Johnson
  expiring Jan '98 @ $30                             70          195,125
MBNA Corp.
  expiring Jan '98 @ $16.625                        225          814,219
  expiring Jan '98 @ $20                            100          207,500
  expiring Jan '99 @ $20                            185          409,313
  expiring Jan '99 @ $25                             25           44,531
Merck & Co., Inc.
  expiring Jan '98 @ $40                            230        1,385,750
  expiring Jan '99 @ $55                            190          900,125
  expiring Jan '99 @ $60                            160          688,000
Merrill Lynch & Co., Inc.
  expiring Jan '98 @ $15                            200        1,195,000
Morgan Stanley, Dean
  Witter, Discover & Co.
  expiring Jan '98 @ $30                            350          853,125
  expiring Jan '99 @ $30                            450        1,158,750


6



                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                              CONTRACTS OR
                                                PRINCIPAL
                                                  VALUE
                                                  (000)          VALUE
-------------------------------------------------------------------------
NationsBank Corp.
  expiring Jan '99 @ $35                            300      $   840,000
Nike, Inc.
  expiring Jan '98 @ $32.50                         100          211,250
Nokia Corp.
  expiring Jan '99 @ $50                            300        1,432,500
Northwest Airlines, Inc.
  expiring Oct '97 @ $35                            200          135,000
Pfizer, Inc.
  expiring Jan '98 @ $25                            380        1,339,500
  expiring Jan '99 @ $30                            150          474,375
Philip Morris Cos., Inc.
  expiring Jan '98 @ $20                            240          519,000
  expiring Jan '98 @ $23.375                        645        1,209,375
  expiring Jan '99 @ $23.375                        745        1,378,250
Schering-Plough Corp.
  expiring Jan '99 @ $25                            460        1,293,750
Sears, Roebuck and Co.
  expiring Jan '98 @ $25                            405        1,306,125
Signet Banking Corp.
  expiring Dec '97 @ $40                             60           89,250
Tyco International, Ltd.
  expiring Apr '98 @ $65                            350          700,000
  expiring Jan '99 @ $60                             50          138,125
UAL Corp.
  expiring Jan '98 @ $32.50                         110          580,250
  expiring Jan '99 @ $40                             30          143,250
United Healthcare Corp.
  expiring Jan '99 @ $25                            340          922,250
United Technologies Corp.
  expiring Jan '98 @ $40                            100          413,750
  expiring Jan '99 @ $50                            100          336,250
Walt Disney Co.
  expiring Jan '99 @ $50                            340        1,117,750
Total Call Options Purchased
  (cost $27,956,655)                                          38,261,213

TIME DEPOSIT-0.4%
Bank of New York 5.25%, 10/01/97
  (cost $313,000)                                  $313          313,000


                                              CONTRACTS OR
                                                  SHARES          VALUE
-------------------------------------------------------------------------------
TOTAL INVESTMENTS-101.3%
  (cost $54,761,884)                                         $85,540,263

CALL OPTIONS WRITTEN-(1.1%)(B)
Chicago Board Options Exchange
  NASDAQ 100 Index
  expiring Oct '97 @ $1,080                          10          (37,875)
  expiring Oct '97 @ $1,090                          10          (38,000)
  expiring Oct '97 @ $1,100                          30          (76,500)
  expiring Oct '97 @ $1,110                          30          (61,500)
  expiring Oct '97 @ $1,120                           5           (8,625)
  expiring Oct '97 @ $1,130                          35          (63,000)
Standard & Poor's 500 Index
  expiring Oct '97 @ $915                            30         (135,750)
  expiring Oct '97 @ $920                            15          (53,625)
  expiring Oct '97 @ $925                             5          (15,875)
  expiring Oct '97 @ $930                            30          (84,000)
  expiring Oct '97 @ $935                            20          (56,000)
  expiring Oct '97 @ $940                            45         (109,125)
  expiring Oct '97 @ $945                            35          (60,375)
  expiring Oct '97 @ $950                            35          (50,750)
  expiring Oct '97 @ $955                             5           (7,125)
  expiring Oct '97 @ $960                            10          (11,250)
Total Call Options Written
  (premiums received $1,191,160)                                (869,375)

SECURITIES SOLD SHORT-(0.3%)(B)
Advanced Micro Devices, Inc.                      1,000          (32,563)
Arcadia Financial, Ltd.                          20,000         (227,500)
Total Securities Sold Short
  (proceeds $192,177)                                           (260,063)


7



PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                                 VALUE
-------------------------------------------------------------------------
TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN AND
  SECURITIES SOLD SHORT-99.9%
  (cost $53,378,547)                                         $84,410,825
Other assets less liabilities-0.1%                                66,629

NET ASSETS-100%                                              $84,477,454


(a)  Country of origin--Finland.

(b)  Non-income producing.

(c) Security, or portion thereof, has been segregated to collateralize short sales and options. This collateral has a total market value of approximately $2,273,364.

     Glossary:
     ADR - American Depositary Receipt.
     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $54,761,884)            $85,540,263
  Cash                                                                  210,768
  Receivable for investment securities sold                           2,116,748
  Dividends and interest receivable                                      16,857
  Deferred organization expenses and other assets                        24,900
  Total assets                                                       87,909,536

LIABILITIES
  Securities sold short, at value (proceeds $192,177)                   260,063
  Outstanding call options written, at value
    (premiums received $1,191,160)                                      869,375
  Dividend payable                                                    1,861,966
  Advisory fee payable                                                  119,838
  Payable for investment securities purchased                            97,800
  Administration fee payable                                             17,478
  Accrued expenses and other liabilities                                205,562
  Total liabilities                                                   3,432,082

NET ASSETS                                                          $84,477,454

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $    25,050
  Additional paid-in capital                                         49,343,315
  Accumulated net realized gain on investment transactions            4,076,811
  Net unrealized appreciation of investments,
    short sales and options written                                  31,032,278
                                                                    $84,477,454

NET ASSET VALUE PER SHARE
  (based on 2,505,000 shares outstanding)                                $33.72


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997                ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $2,286)  $  267,098
  Interest                                                22,334   $   289,432

EXPENSES
  Advisory fee                                         1,101,452
  Administrative                                         174,039
  Custodian                                              143,467
  Audit and legal                                         69,930
  Shareholder servicing                                   69,613
  Directors' fees and expenses                            40,410
  Transfer agency                                         33,047
  Printing                                                24,253
  Registration                                            16,077
  Amortization of organization expenses                    4,001
  Dividends on securities sold short                         924
  Miscellaneous                                           13,431
  Total expenses before interest                       1,690,644
  Interest expense on short sales                         38,460
  Total expenses                                                     1,729,104
  Net investment loss                                               (1,439,672)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions                            15,920,971
  Net realized loss on short sale transactions                        (297,815)
  Net realized loss on written option transactions                  (3,313,147)
  Net change in unrealized appreciation of investments,
    short sales and options written                                 23,766,594
  Net gain on investments                                           36,076,603

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $34,636,931


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $(1,439,672)   $(1,199,997)
  Net realized gain on investment, short
    sale and written option transactions             12,310,009      4,019,458
  Net change in unrealized appreciation of
    investments, short sales and options written     23,766,594        643,212
  Net increase in net assets from operations         34,636,931      3,462,673

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                   (5,741,965)    (7,440,855)
  Total increase (decrease)                          28,894,966     (3,978,182)

NET ASSETS
  Beginning of year                                  55,582,488     59,560,670
  End of year                                       $84,477,454    $55,582,488


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities, including securities sold short traded on a national securities exchange, are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, at the mean of the bid and asked price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Options are valued at such market value or fair value, if no market exists, using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net realized gain on investment transactions and a corresponding increase in accumulated net investment loss. This reclassification had no affect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the year ended September 30, 1997, the fee as adjusted, amounted to 1.58% of the Fund's average net assets.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS$920 during the year ended September 30, 1997.


12



                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 1997 amounted to $216,191, of which $525 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser. No commissions were paid to DLJ directly.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $69,421,572 and $80,526,387, respectively, for the year ended September 30, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1997.

At September 30, 1997, the cost of investments for federal income tax purposes was $53,989,188. Accordingly, gross unrealized appreciation of investments was $31,755,445 and gross unrealized depreciation of investments was $1,333,808 resulting in net unrealized appreciation of $30,421,637.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited. Transactions in options written for the year ended September 30, 1997 were as follows:

                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
                                                      ----------  -------------
Options outstanding at beginning of year                   320    $    207,873
Options written                                         12,349      18,289,639
Options terminated in closing purchase transactions    (11,699)    (16,668,567)
Options expired                                           (620)       (637,785)
Options outstanding at September 30, 1997                  350    $  1,191,160


2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                  ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 6.25% to the prospective brokers on the market value of the short sales.

NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,505,000 shares outstanding at September 30, 1997, the Investment Adviser owned 5,000 shares. During the year ended September 30, 1997 and the year ended September 30, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.


14



FINANCIAL HIGHLIGHTS                         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      NOV. 4,
                                         YEAR ENDED SEPTEMBER 30,     1994(A)
                                         ------------------------   TO SEP. 30,
                                            1997         1996          1995
                                         -----------  -----------  ------------
Net asset value, beginning of period      $22.19       $23.78       $19.70(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                         (.58)        (.48)        (.09)
Net realized and unrealized gain on
  investment transactions                  14.40         1.86         5.65
Net increase in net asset value
  from operations                          13.82         1.38         5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains      (2.29)       (2.97)       (1.48)
Net asset value, end of period            $33.72       $22.19       $23.78
Market value, end of period               $31.188      $19.00       $19.50

TOTAL RETURN
Total investment return based on: (c)
  Market value                             79.27%       13.26%        5.46%
  Net asset value                          65.66%        8.10%       28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $84,477      $55,582      $59,561
Ratio of expenses to average net assets     2.48%        2.87%        2.00%(d)
Ratio of expenses to average net
  assets excluding interest expense         2.43%(e)     2.62%(e)     2.00%(d)
Ratio of net investment loss to
  average net assets                       (2.07)%      (2.11)%       (.48)%(d)
Portfolio turnover rate                      105%         199%         140%
Average commission rate paid (f)          $.0504       $.0616           --


(a)  Commencement of operations.

(b)  Net of offering costs of $.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Net of interest expense of .05% and .25%, respectively, on short sales (see Note C).

(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


15



REPORT OF INDEPENDENT ACCOUNTANTS            ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period November 4, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
November 14, 1997


16



ADDITIONAL INFORMATION                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund ("the Dividend Shares"). Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary enrollment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Alfred Harrison, the Senior Vice President of the Fund.


17



                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
ALFRED HARRISON, SENIOR VICE PRESIDENT
KATHLEEN CORBET, SENIOR VICE PRESIDENT
PETER W. ADAMS, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
JACK KOLTES, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


18



ALLIANCE ALL-MARKET ADVANTAGE FUND
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.
Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.
For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.



ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMAAR